Exhibit 99.1

Press Release — For Immediate Release
January 26, 2015

Penns Woods Bancorp, Inc. Reports Fourth Quarter 2014 Operating Earnings

Williamsport, PA — January 26, 2015 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. continued its solid earnings and growth achieving net income of $14,608,000 for the twelve months ended December 31, 2014 resulting in basic and dilutive earnings per share of $3.03.

Highlights

•
Year over year comparisons are impacted by the acquisition of Luzerne National Bank Corporation (“Luzerne”) that was effective June 1, 2013 and resulted in increases in net loans of $254,057,000; investments of $21,140,000; deposits of $279,867,000; and assets of $329,209,000 at the time of acquisition.

•
Net income from core operations (“operating earnings”), which is a non-GAAP measure of net income excluding net securities gains and bank owned life insurance gains on death benefits, decreased to $2,560,000 for the three months ended December 31, 2014 compared to $3,389,000 for the same period of 2013.  Net income from core operations decreased to $12,114,000 for the twelve months ended December 31, 2014 compared to $12,489,000 for the same period of 2013. Impacting the three and twelve month periods was an increase in the provision for loan losses of $1,005,000 and $575,000, respectively due to the level of charge-offs and the downgrading of several commercial loans.

•
Operating earnings per share for the three months ended December 31, 2014 were $0.53 basic and dilutive compared to $0.70 basic and dilutive for the same period of 2013.  Operating earnings per share for the twelve months ended December 31, 2014 were $2.52 basic and dilutive compared to $2.83 basic and dilutive for the same period 2013.

•
Return on average assets was 0.93% for the three months ended December 31, 2014 compared to 1.16% for the corresponding period of 2013.  Return on average assets was 1.19% for the twelve months ended December 31, 2014 compared to 1.32% for the corresponding period of 2013.

•
Return on average equity was 8.33% for the three months ended December 31, 2014 compared to 10.99% for the corresponding period of 2013.  Return on average equity was 10.79% for the twelve months ended December 31, 2014 compared to 12.36% for the corresponding period of 2013.

“The twelve months ended December 31, 2014 have been an exciting and challenging time for the Penns Woods family. We have experienced a record level of net income, while undertaking several projects that will prepare us for the future; upgrading software systems, opening a branch in Loyalsock, and beginning the process of building a branch in Lewisburg. While these projects were progressing, we were also in the midst of shifting the earning asset portfolio from investments to loans. This strategic action was taken as we focused on shortening the earning asset portfolio per our strategy to reduce interest rate and market price risk, but this action did negatively impact net interest income and the net interest margin. We also have been working through several impaired credits in the loan portfolio which resulted in $2,415,000 in charge-offs and an increase in the provision for loan losses during 2014,” said Richard A. Grafmyre, CFP®, President and CEO.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.
Net Income

Net income, as reported under GAAP, for the three and twelve months ended December 31, 2014 was $2,883,000 and $14,608,000 compared to $3,495,000 and $14,084,000 for the same periods of 2013.  Results for the three and twelve months ended December 31, 2014 compared to 2013 were impacted by an increase in after-tax securities gains of $217,000 (from a gain of $106,000 to a gain of $323,000) for the three month periods and an increase of $725,000 (from a gain of $1,595,000 to a gain of $2,320,000) for the twelve month periods.  In addition, a gain of $174,000 on death benefits related to bank owned life insurance was recorded during the first quarter of 2014.  Basic and dilutive earnings per share for the three and twelve months ended December 31, 2014 were $0.60 and $3.03 compared to $0.73 and $3.19 for the corresponding periods of 2013.  Return on average assets and return on average equity were 0.93% and 8.33% for the three months ended December 31, 2014 compared to 1.16% and 10.99% for the corresponding period of 2013. Return on average assets and return on average equity were 1.19% and 10.79% for the twelve months ended December 31, 2014 compared to 1.32% and 12.36% for the corresponding period of 2013.

Net Interest Margin

The net interest margin for the three and twelve months ended December 31, 2014 was 3.73% and 3.81% compared to 3.98% and 4.13% for the corresponding periods of 2013.  The net interest margin has decreased for the comparable three and twelve months ended, while net interest income on a fully taxable equivalent basis has decreased $347,000 for the three months ended December 31, 2014 and increased $2,098,000 for the twelve months ended December 31, 2014 compared to the corresponding periods of 2013.  Driving this increase is the growth in the loan and deposit portfolios for the twelve months ended December 31, 2014 compared to the corresponding period for 2013, primarily due to growth in home equity products and the continued emphasis on core deposit growth.  The primary funding for the loan growth was an increase in core deposits.  These deposits represent a lower cost funding source than time deposits and comprise 77.96% of total deposits at December 31, 2014 compared to 75.83% at December 31, 2013.  The continued growth in core deposits has led to the total cost of deposits decreasing to 40 basis points ("bp") for the twelve months ended December 31, 2014 from 48 bp for the corresponding period of 2013. The rate paid on borrowings decreased slightly due to the impact of maturities and the entering into a capital lease agreement.  The changes in the composition of the deposit and borrowing portfolios has led to the total cost of interest bearing funding decreasing to 58 bp for the twelve months ended December 31, 2014 from 69 bp for the corresponding period of 2013.

“Consistent with industry trends and a reflection of our balance sheet management the net interest margin continues to decrease each quarter by several basis points resulting in the net interest margin for the year ended December 2014 being 3.81% versus 4.13% for the previous year. The continued low interest rate environment has resulted in declining asset yields due to legacy assets being replaced at lower yields. To offset the negative impact of declining yields on net interest income, we have focused on increasing the earning asset portfolio by adding quality short and intermediate term loans such as home equity loans, even though these new earning assets are at lower yields than legacy assets. The investment portfolio is being actively managed in order to reduce interest rate and market risk. The principal action being undertaken is the sale of long-term municipal bonds that have a maturity date of 2025 or later and securities with a call date within the next five years.  Proceeds generated from the strategic selling of bonds are being deployed primarily into loans with limited reinvestment into intermediate term corporate bonds and short and intermediate term municipal bonds.  These actions do negatively impact current earnings, but the actions play a key role in our long-term asset liability management strategy as the balance sheet is shortened to better prepare for a rising rate environment.  The funding side of the balance sheet remains focused on increasing lower cost core deposits as there is limited opportunity to reduce funding costs,” commented President Grafmyre.

Assets

Total assets increased $33,016,000 to $1,245,011,000 at December 31, 2014 compared to December 31, 2013.  Net loans increased $96,800,000 to $905,000,000 at December 31, 2014 compared to December 31, 2013 primarily due to campaigns related to increasing home equity product market share during 2013 and 2014 and growth in the commercial portfolio.  The investment portfolio decreased $56,399,000 from December 31, 2013 to December 31, 2014 due to our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop. The combination of loan portfolio growth and a decrease in the size of the investment portfolio has resulted in a shortening of the overall earning asset portfolio duration consistent with a strategy to reduce the interest rate and market risk exposure to a rising rate environment.

Non-performing Loans

The non-performing loans to total loans ratio increased to 1.34% at December 31, 2014 from 1.18% at December 31, 2013.   The increase in non-performing loans to $12,248,000 at December 31, 2014 from $9,678,000 at December 31, 2013 is primarily the result of certain commercial loans becoming non-performing.  The majority of non-performing loans are centered on several loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Net loan charge-offs of $2,415,000 for the twelve months ended December 31, 2014 negatively impacted the allowance for loan losses which was 1.16% of total loans at December 31, 2014. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $8,417,000 to $981,419,000 at December 31, 2014 compared to December 31, 2013. Core deposits (total deposits excluding time deposits) increased $27,381,000, while higher cost time deposits decreased $18,964,000 due to our commitment to building complete banking relationships with our customers.  Noninterest-bearing deposits increased $26,001,000 to $243,378,000 at December 31, 2014 compared to December 31, 2013.  Driving this growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service.

Shareholders’ Equity

Shareholders’ equity increased $8,152,000 to $135,967,000 at December 31, 2014 compared to December 31, 2013.  The decrease in accumulated other comprehensive loss of $3,227,000 to $1,667,000 at December 31, 2014 from $4,894,000 at December 31, 2013 is primarily a result of an increase in unrealized gains on available for sale securities from an unrealized loss of $2,169,000 at December 31, 2013 to an unrealized gain of $2,930,000 at December 31, 2014.  The amount of accumulated other comprehensive loss at December 31, 2014 was also impacted by the change in net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $1,872,000 to $4,597,000 at December 31, 2014.  The current level of shareholders’ equity equates to a book value per share of $28.30 at December 31, 2014 compared to $26.52 at December 31, 2013 and an equity to asset ratio of 10.92% at December 31, 2014 compared to 10.55% at December 31, 2013.  Excluding goodwill and intangibles, book value per share was $24.44 at December 31, 2014 compared to $22.60 at December 31, 2013.  Dividends declared for the three and twelve months ended December 31, 2014 were $0.47 and $1.88 per share compared to $0.47 and $2.13 for the three and twelve months ended December 31, 2013.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates fourteen branch offices providing financial services in Lycoming, Clinton, Centre, and Montour Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange

Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	December 31,
(In Thousands, Except Share Data)	2014	2013	% Change
ASSETS
Noninterest-bearing balances	$19,403	$23,723	(18.21)%
Interest-bearing balances in other financial institutions	505	770	(34.42)%
Federal funds sold	—	113	n/a
Total cash and cash equivalents	19,908	24,606	(19.09)%

Investment securities, available for sale, at fair value	232,213	288,612	(19.54)%
Loans held for sale	550	1,626	(66.17)%
Loans	915,579	818,344	11.88%
Allowance for loan losses	(10,579)	(10,144)	4.29%
Loans, net	905,000	808,200	11.98%
Premises and equipment, net	21,109	20,184	4.58%
Accrued interest receivable	3,912	4,696	(16.70)%
Bank-owned life insurance	25,959	25,410	2.16%
Investment in limited partnerships	1,560	2,221	(29.76)%
Goodwill	17,104	17,104	—%
Intangibles	1,456	1,801	(19.16)%
Deferred tax asset	8,101	9,889	(18.08)%
Other assets	8,139	7,646	6.45%
TOTAL ASSETS	$1,245,011	$1,211,995	2.72%

LIABILITIES
Interest-bearing deposits	$738,041	$755,625	(2.33)%
Noninterest-bearing deposits	243,378	217,377	11.96%
Total deposits	981,419	973,002	0.87%

Short-term borrowings	40,818	26,716	52.78%
Long-term borrowings	71,176	71,202	(0.04)%
Accrued interest payable	381	405	(5.93)%
Other liabilities	15,250	12,855	18.63%
TOTAL LIABILITIES	1,109,044	1,084,180	2.29%

SHAREHOLDERS’ EQUITY
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,002,649 and 4,999,929 shares issued	41,688	41,665	0.06%
Additional paid-in capital	49,896	49,800	0.19%
Retained earnings	53,107	47,554	11.68%
Accumulated other comprehensive loss:
Net unrealized gain (loss) on available for sale securities	2,930	(2,169)	235.09%
Defined benefit plan	(4,597)	(2,725)	(68.70)%
Treasury stock at cost, 197,834 and 180,596 shares	(7,057)	(6,310)	11.84%
TOTAL SHAREHOLDERS’ EQUITY	135,967	127,815	6.38%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,245,011	$1,211,995	2.72%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended December 31,			Twelve Months Ended December 31,
(In Thousands, Except Per Share Data)	2014	2013	% Change	2014	2013	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$9,472	$9,097	4.12%	$36,495	$32,353	12.80%
Investment securities:
Taxable	1,049	1,514	(30.71)%	5,111	6,034	(15.30)%
Tax-exempt	793	1,049	(24.40)%	3,453	4,602	(24.97)%
Dividend and other interest income	146	102	43.14%	547	310	76.45%
TOTAL INTEREST AND DIVIDEND INCOME	11,460	11,762	(2.57)%	45,606	43,299	5.33%

INTEREST EXPENSE:
Deposits	748	815	(8.22)%	2,995	3,221	(7.02)%
Short-term borrowings	22	18	22.22%	54	81	(33.33)%
Long-term borrowings	482	482	—%	1,913	1,962	(2.50)%
TOTAL INTEREST EXPENSE	1,252	1,315	(4.79)%	4,962	5,264	(5.74)%

NET INTEREST INCOME	10,208	10,447	(2.29)%	40,644	38,035	6.86%

PROVISION FOR LOAN LOSSES	1,605	600	167.50%	2,850	2,275	25.27%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	8,603	9,847	(12.63)%	37,794	35,760	5.69%

NON-INTEREST INCOME:
Service charges	597	656	(8.99)%	2,419	2,307	4.85%
Securities gains, net	490	160	206.25%	3,515	2,417	45.43%
Bank-owned life insurance	187	196	(4.59)%	923	677	36.34%
Gain on sale of loans	490	234	109.40%	1,803	1,438	25.38%
Insurance commissions	231	287	(19.51)%	1,146	1,084	5.72%
Brokerage commissions	273	221	23.53%	1,077	1,018	5.80%
Other	1,176	1,178	(0.17)%	3,625	3,101	16.90%
TOTAL NON-INTEREST INCOME	3,444	2,932	17.46%	14,508	12,042	20.48%

NON-INTEREST EXPENSE:
Salaries and employee benefits	4,477	4,390	1.98%	17,273	15,415	12.05%
Occupancy	572	603	(5.14)%	2,301	1,905	20.79%
Furniture and equipment	626	573	9.25%	2,536	1,815	39.72%
Pennsylvania shares tax	169	247	(31.58)%	907	864	4.98%
Amortization of investments in limited partnerships	165	165	—%	661	661	—%
Federal Deposit Insurance Corporation deposit insurance	174	173	0.58%	746	594	25.59%
Marketing	152	146	4.11%	532	517	2.90%
Intangible amortization	83	91	(8.79)%	345	213	61.97%
Other	2,094	2,088	0.29%	8,589	8,283	3.69%
TOTAL NON-INTEREST EXPENSE	8,512	8,476	0.42%	33,890	30,267	11.97%

INCOME BEFORE INCOME TAX PROVISION	3,535	4,303	(17.85)%	18,412	17,535	5.00%
INCOME TAX PROVISION	652	808	(19.31)%	3,804	3,451	10.23%
NET INCOME	$2,883	$3,495	(17.51)%	$14,608	$14,084	3.72%

EARNINGS PER SHARE - BASIC AND DILUTED	$0.60	$0.73	(17.81)%	$3.03	$3.19	(5.02)%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	4,804,600	4,819,048	(0.30)%	4,816,149	4,410,626	9.19%

DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%	$1.88	$2.13	(11.74)%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	December 31, 2014			December 31, 2013
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$33,700	$366	4.30%	$25,849	$297	4.56%
All other loans	873,090	9,230	4.19%	786,740	8,901	4.49%
Total loans	906,790	9,596	4.20%	812,589	9,198	4.49%

Federal funds sold	—	—	—%	444	—	—%

Taxable securities	142,639	1,191	3.34%	181,709	1,612	3.55%
Tax-exempt securities	89,301	1,202	5.38%	107,494	1,589	5.91%
Total securities	231,940	2,393	4.13%	289,203	3,201	4.43%

Interest-bearing deposits	5,232	4	0.30%	4,922	4	0.32%

Total interest-earning assets	1,143,962	11,993	4.17%	1,107,158	12,403	4.45%

Other assets	96,111			96,201

TOTAL ASSETS	$1,240,073			$1,203,359

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$139,145	14	0.04%	$138,553	44	0.13%
Super Now deposits	181,588	134	0.29%	165,735	166	0.40%
Money market deposits	209,235	144	0.27%	208,591	140	0.27%
Time deposits	217,371	456	0.83%	235,718	465	0.78%
Total interest-bearing deposits	747,339	748	0.40%	748,597	815	0.43%

Short-term borrowings	32,468	22	0.27%	25,385	18	0.33%
Long-term borrowings	71,177	482	2.65%	70,755	482	2.67%
Total borrowings	103,645	504	1.90%	96,140	500	2.05%

Total interest-bearing liabilities	850,984	1,252	0.58%	844,737	1,315	0.62%

Demand deposits	237,026			213,368
Other liabilities	13,672			18,070
Shareholders’ equity	138,391			127,184

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,240,073			$1,203,359
Interest rate spread			3.59%			3.83%
Net interest income/margin		$10,741	3.73%		$11,088	3.98%

	Three Months Ended December 31,
	2014	2013
Total interest income	$11,460	$11,762
Total interest expense	1,252	1,315
Net interest income	10,208	10,447
Tax equivalent adjustment	533	641
Net interest income (fully taxable equivalent)	$10,741	$11,088

	Twelve Months Ended
	December 31, 2014			December 31, 2013
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$29,461	$1,295	4.40%	$24,934	$1,056	4.24%
All other loans	828,796	35,640	4.30%	662,394	31,656	4.78%
Total loans	858,257	36,935	4.30%	687,328	32,712	4.76%

Federal funds sold	170	—	—%	226	—	—%

Taxable securities	161,889	5,626	3.48%	176,674	6,326	3.58%
Tax-exempt securities	94,688	5,232	5.53%	116,697	6,973	5.98%
Total securities	256,577	10,858	4.23%	293,371	13,299	4.53%

Interest-bearing deposits	9,318	32	0.34%	6,946	18	0.26%

Total interest-earning assets	1,124,322	47,825	4.25%	987,871	46,029	4.66%

Other assets	100,983			76,593

TOTAL ASSETS	$1,225,305			$1,064,464
LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$140,575	81	0.06%	$118,125	140	0.12%
Super Now deposits	182,229	583	0.32%	154,131	687	0.45%
Money market deposits	210,066	561	0.27%	183,460	548	0.30%
Time deposits	223,537	1,770	0.79%	209,517	1,846	0.88%
Total interest-bearing deposits	756,407	2,995	0.40%	665,233	3,221	0.48%

Short-term borrowings	22,342	54	0.24%	22,281	81	0.38%
Long-term borrowings	71,195	1,913	2.65%	72,140	1,962	2.68%
Total borrowings	93,537	1,967	2.07%	94,421	2,043	2.14%

Total interest-bearing liabilities	849,944	4,962	0.58%	759,654	5,264	0.69%

Demand deposits	225,981			174,909
Other liabilities	13,933			15,962
Shareholders’ equity	135,447			113,939
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,225,305			$1,064,464
Interest rate spread			3.67%			3.97%
Net interest income/margin		$42,863	3.81%		$40,765	4.13%

	Twelve Months Ended December 31,
	2014	2013
Total interest income	$45,606	$43,299
Total interest expense	4,962	5,264
Net interest income	40,644	38,035
Tax equivalent adjustment	2,219	2,730
Net interest income (fully taxable equivalent)	$42,863	$40,765

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Operating Data
Net income	$2,883	$4,793	$3,463	$3,469	$3,495
Net interest income	10,208	10,218	10,131	10,087	10,447
Provision for loan losses	1,605	460	300	485	600
Net security gains	490	2,145	487	393	160
Non-interest income, ex. net security gains	2,954	2,779	2,442	2,818	2,772
Non-interest expense	8,512	8,313	8,422	8,643	8,476

Performance Statistics
Net interest margin	3.73%	3.78%	3.83%	3.96%	3.98%
Annualized return on average assets	0.93%	1.56%	1.13%	1.15%	1.16%
Annualized return on average equity	8.33%	13.95%	10.29%	10.58%	10.99%
Annualized net loan charge-offs to average loans	0.12%	0.01%	—%	1.06%	0.04%
Net charge-offs	276	21	9	2,109	87
Efficiency ratio	64.0%	63.3%	66.3%	66.3%	63.4%

Per Share Data
Basic earnings per share	$0.60	$0.99	$0.72	$0.72	$0.73
Diluted earnings per share	0.60	0.99	0.72	0.72	0.73
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	28.30	28.49	28.17	27.45	26.52
Common stock price:
High	49.26	48.79	48.37	50.95	53.99
Low	42.18	42.25	43.21	43.19	47.03
Close	49.26	42.25	47.10	48.78	51.00
Weighted average common shares:
Basic	4,805	4,820	4,820	4,820	4,819
Fully Diluted	4,805	4,820	4,820	4,820	4,819
End-of-period common shares:
Issued	5,003	5,002	5,001	5,001	5,000
Treasury	198	192	181	181	181

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Financial Condition Data:
General
Total assets	$1,245,011	$1,227,122	$1,222,847	$1,217,137	$1,211,995
Loans, net	905,000	881,477	847,521	812,091	808,200
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,456	1,538	1,621	1,709	1,801
Total deposits	981,419	989,128	981,826	983,026	973,002
Noninterest-bearing	243,378	232,588	228,758	218,740	217,377

Savings	139,278	141,170	141,362	142,030	138,621
NOW	177,970	183,056	176,066	191,191	177,996
Money Market	204,535	213,725	212,782	202,893	203,786
Time Deposits	216,258	218,589	222,858	228,172	235,222
Total interest-bearing deposits	738,041	756,540	753,068	764,286	755,625

Core deposits*	765,161	770,539	758,968	754,854	737,780
Shareholders’ equity	135,967	137,004	135,802	132,305	127,815

Asset Quality
Non-performing assets	$12,248	$12,294	$11,979	$10,614	$9,678
Non-performing assets to total assets	0.98%	1.00%	0.98%	0.87%	0.80%
Allowance for loan losses	10,579	9,250	8,811	8,520	10,144
Allowance for loan losses to total loans	1.16%	1.04%	1.03%	1.04%	1.24%
Allowance for loan losses to non-performing loans	86.37%	75.24%	73.55%	80.27%	104.82%
Non-performing loans to total loans	1.34%	1.38%	1.40%	1.29%	1.18%

Capitalization
Shareholders’ equity to total assets	10.92%	11.16%	11.11%	10.87%	10.55%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in Thousands, Except Per Share Data)	2014	2013	2014	2013
GAAP net income	$2,883	$3,495	$14,608	$14,084
Less: net securities and bank-owned life insurance gains, net of tax	323	106	2,494	1,595
Non-GAAP operating earnings	$2,560	$3,389	$12,114	$12,489

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Return on average assets (ROA)	0.93%	1.16%	1.19%	1.32%
Less: net securities and bank-owned life insurance gains, net of tax	0.10%	0.03%	0.20%	0.15%
Non-GAAP operating ROA	0.83%	1.13%	0.99%	1.17%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Return on average equity (ROE)	8.33%	10.99%	10.79%	12.36%
Less: net securities and bank-owned life insurance gains, net of tax	0.93%	0.33%	1.85%	1.40%
Non-GAAP operating ROE	7.40%	10.66%	8.94%	10.96%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Basic earnings per share (EPS)	$0.60	$0.73	$3.03	$3.19
Less: net securities and bank-owned life insurance gains, net of tax	0.07	0.03	0.51	0.36
Non-GAAP basic operating EPS	$0.53	$0.70	$2.52	$2.83

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Dilutive EPS	$0.60	$0.73	$3.03	$3.19
Less: net securities and bank-owned life insurance gains, net of tax	0.07	0.03	0.51	0.36
Non-GAAP dilutive operating EPS	$0.53	$0.70	$2.52	$2.83